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                       DIRECTORS AND CERTAIN OFFICERS OF
                           NATIONAL CITY CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8
                           FOR SHARES OF COMMON STOCK
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                               POWER OF ATTORNEY
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     The undersigned directors and officers of National City Corporation (the
"Registrant") hereby constitute and appoint Thomas A. Richlovsky, David L. Zoeller, Carlton E. Langer, Dennis W. LaBarre and William H. Roj, or any of them, with full power of substitution and resubstitutuion, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the registration of shares of Common Stock, par value $4.00 per share, of the Registrant to be offered pursuant to the National City Corporation 1993 Stock Option Plan pursuant to a resolution of the Board of Directors of the Registrant adopted on February 22, 1993, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     EXECUTED this 22nd day of February, 1993.

                            /s/ EDWARD B. BRANDON
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                               EDWARD B. BRANDON
                 CHAIRMAN AND CHIEF EXECUTIVE OFFICER; DIRECTOR

                           /s/  WILLIAM R. ROBERTSON
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                              WILLIAM R. ROBERTSON
                           DEPUTY CHAIRMAN; DIRECTOR

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                                JAMES M. BIGGAR
                                    DIRECTOR

                                /s/ LEIGH CARTER
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                                  LEIGH CARTER
                                    DIRECTOR

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                               RICHARD E. DISBROW
                                    DIRECTOR

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                               J. ROBERT KILLPACK
                                    DIRECTOR

                              /s/ A. STEVENS MILES
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                                A. STEVENS MILES
                                    DIRECTOR

                               /s/ ADOLPH POSNICK
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                                 ADOLPH POSNICK
                                    DIRECTOR

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                               STEPHEN A. STITLE
                                    DIRECTOR

                            /s/ THOMAS A. RICHLOVSKY
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                              THOMAS A. RICHLOVSKY
                      SENIOR VICE PRESIDENT AND TREASURER

                            /s/ DAVID A. DABERKO
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                               DAVID A. DABERKO
                           DEPUTY CHAIRMAN; DIRECTOR

                             /s/ SANDRA H. AUSTIN
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                               SANDRA H. AUSTIN
                                    DIRECTOR

                              /s/ JOHN G. BREEN
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                                JOHN G. BREEN
                                    DIRECTOR

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                                RODNEY F. CHASE
                                   DIRECTOR

                           /s/ OTTO N. FRENZEL III
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                             OTTO N. FRENZEL III
                                    DIRECTOR

                            /s/ JOSEPH H. LEMIEUX
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                              JOSEPH H. LEMIEUX
                                    DIRECTOR

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                               ARTHUR B. MODELL
                                    DIRECTOR

                            /s/ BURNELL R. ROBERTS
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                              BURNELL R. ROBERTS
                                    DIRECTOR

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                              ROBERT G. SIEFERS
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER